EXHIBIT 32.1

CERTIFICATION

PURSUANT TO

18 U.S.C.

SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Landec Corporation (the “Company”) on Form 10-K/A for the year ended May 28, 2017 as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Molly A. Hemmeter, Chief Executive Officer and President of the Company, certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2018	By:	/s/ Molly A. Hemmeter
Molly A. Hemmeter
President and Chief Executive Officer